Exhibit 99.1

iCAD Strengthens Leadership Team with Appointment of Chief Financial Officer and New Senior Executives

Eric Lonnqvist as Chief Financial Officer, Vasu Avadhanula as Chief Product Officer, and Michelle Strong as Chief Operations Officer bolster the Company’s executive leadership team and accelerate the Company’s growth strategies

NASHUA, N.H., April 17, 2023 – iCAD, Inc. (NASDAQ: ICAD), a global medical technology leader providing innovative cancer detection and therapy solutions, today announced the Board of Directors has approved the appointment of Eric Lonnqvist as Chief Financial Officer (CFO), effective immediately, as well as Vasu Avadhanula as Chief Product Officer (CPO) and Michelle Strong as Chief Operations Officer (COO), effective May 1.

“As we explore new strategic approaches to execute our mission and expand our impact worldwide, experienced and visionary leadership is critical to the success of our organization. Eric, Vasu, and Michelle bring proven expertise to drive growth, increase revenue, and ensure long-term success,” said Dana Brown, President and Chief Executive Officer of iCAD. “While we have recently implemented measures to reduce expenses, we remain focused on strategically investing in our Detection business and addressing some of the top issues threatening women’s health today, such as breast cancer and cardiovascular disease. The addition of these seasoned executives will accelerate key initiatives in the Company’s strategic expansion, such as new partnerships with patient advocacy groups, pharmaceutical companies, and payer organizations. I am confident that their unique skillsets and contributions will be invaluable to our progress, and we are pleased to welcome them to the team as we work to scale the impact of our AI solutions and revolutionize patient care.”

Eric Lonnqvist Appointed as Chief Financial Officer

“On behalf of the Board of Directors, I am pleased to congratulate Eric on his promotion to CFO. Eric has demonstrated strong financial acumen and a commitment to excellence in his position as Vice President of Financial Planning and Analysis at iCAD since 2021, which will continue to be instrumental in leading the financial operations of the Company. We would also like to thank Daniel Shea for his contributions to iCAD during his tenure as interim CFO in recent months, and we wish him the best in his future endeavors,” Ms. Brown added.

Mr. Lonnqvist brings more than 15 years of finance and accounting experience in the medical device and technology industries. Prior to joining iCAD, he previously held financial roles at companies including NetBrain Technologies, TripAdvisor, Interactive Data Corporation, and Oracle. Mr. Lonnqvist holds a Bachelor’s degree from Fitchburg State University and a Master of Business Administration from Assumption University.

"I am honored to accept the position as CFO and pleased to continue to partner with our talented team to build on our momentum and deliver shareholder value. iCAD’s technologies are revolutionizing the way breast cancer is detected, and I look forward to contributing to the success of the Company in this next phase of growth and innovation,” said Mr. Lonnqvist.

Vasu Avadhanula joins as Chief Product Officer

“With a track record of turning new ideas into successful products that disrupt the status quo and enhance the customer experience, Vasu is an outstanding leader with a proven ability to build and scale high performing global teams,” said Ms. Brown. “In his last role at Susan G. Komen®, Vasu was instrumental in the success of Komen's direct-to-patient programs and services, including the development and launch of Komen Health Cloud, a SaaS patient engagement platform as well as Share For Cures, the first patient-powered breast cancer research registry, driving digital transformation and expanding revenue opportunities. I am pleased to welcome him to the team and look forward to incorporating his unique perspective into our future roadmap.”

Mr. Avadhanula brings more than 25 years of product development, business analytics, and technology innovation experience in the healthcare and technology industries. Prior to joining iCAD, he previously served as VP, Health Technology and Digital Transformation at Susan G. Komen, as well as a range of senior executive roles at SigmaFlow, Ignite Technologies, Thomson Reuters, and Abbott Laboratories. Mr. Avadhanula holds a Bachelor of Engineering from University of Madras, as well as certifications from Johns Hopkins University and the Wharton School of the University of Pennsylvania. In his role as CPO, he will oversee the Company’s overall product strategy and roadmap.

“With a legacy of leadership in breast AI, iCAD’s innovation track record has transformed the landscape of breast cancer screening and presents tremendous potential for the future. I am delighted to join the iCAD team and look forward to building on the Company’s culture of continuous improvement to accelerate the Company’s growth and enhance the customer experience on a global scale,” said Mr. Avadhanula.

Michelle Strong joins as Chief Operations Officer

“A seasoned commercial leader, Michelle excels at strategically building and growing organizations, tackling challenging initiatives, and developing strategic partnerships. She specializes in the implementation of new business strategies that broaden awareness, bolster brand equity and drive revenue growth,” said Ms. Brown. “In her last role at Susan G. Komen, she set the overarching marketing and business development strategy for the organization. Under Michelle’s leadership, Komen’s brand health experienced significant improvement year-over-year, resulting in increased revenues and stakeholder engagement to advance its mission to save lives from breast cancer. I am pleased to welcome her to the team and am confident that her unique set of skills and expertise will be instrumental to our go-to-market success.”

Ms. Strong joins the Company with more than 25 years of experience in marketing and healthcare technology, most recently serving as VP of Marketing Strategy at Susan G. Komen. Prior to that role, she held senior executive roles at LRS, Dealtaker, and Belo Interactive. She holds a Bachelor of Science from Bradley University and completed a marketing graduate program at Southern Methodist University. In her position as COO, Michelle will lead the Company’s sales, marketing and partner success teams, as well as launch new revenue-generating partnership initiatives to accelerate growth, increase revenue, and achieve profitability.

“As the global leader in breast AI, iCAD’s market position and track record of innovation have solidified its brand equity and present promising potential for growth,” said Ms. Strong. “With breast cancer being the most common cancer among women worldwide, the need has never been greater for iCAD’s robust suite of solutions and I look forward to working with the team to harness the large, addressable market opportunity and expand our impact around the world.”

About iCAD, Inc.

Headquartered in Nashua, NH, iCAD® is a global medical technology leader providing innovative cancer detection and therapy solutions. For more information, visit www.icadmed.com.

Forward-Looking Statements

Certain statements contained in this News Release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the expansion of access to the Company’s products, improvement of performance, acceleration of adoption, expected benefits of ProFound AI®, the benefits of the Company’s products, and future prospects for the Company’s technology platforms and products. Such forward-looking statements involve a number of known and unknown risks, uncertainties and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited, to the Company’s ability to achieve business and strategic objectives, the willingness of patients to undergo mammography screening in light of risks of potential exposure to Covid-19, whether mammography screening will be treated as an essential procedure, whether ProFound AI will improve reading efficiency, improve specificity and sensitivity, reduce false positives and otherwise prove to be more beneficial for patients and clinicians, the impact of supply and manufacturing constraints or difficulties on our ability to fulfill our orders, uncertainty of future sales levels, to defend itself in litigation matters, protection of patents and other proprietary rights, product market acceptance, possible technological obsolescence of products, increased competition, government regulation, changes in Medicare or other reimbursement policies, risks relating to our existing and future debt obligations, competitive factors, the effects of a decline in the economy or markets served by the Company; and other risks detailed in the Company’s filings with the Securities and Exchange Commission. The words “believe,” “demonstrate,” “intend,” “expect,” “estimate,” “will,” “continue,” “anticipate,” “likely,” “seek,” and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on those forward-looking statements, which speak only as of the date the statement was made. The Company is under no obligation to provide any updates to any information contained in this release. For additional disclosure regarding these and other risks faced by iCAD, please see the disclosure contained in our public filings with the Securities and Exchange Commission, available on the Investors section of our website at http://www.icadmed.com and on the SEC’s website at http://www.sec.gov.

Contact:

Media Inquiries:

Jessica Burns, iCAD

+1-201-423-4492

jburns@icadmed.com

Investor Inquiries:

iCAD Investor Relations

ir@icadmed.com